                                                                    EXHIBIT 10.1

              AMENDMENT NUMBER THREE TO LOAN AND SECURITY AGREEMENT


         This Amendment Number Three to Loan and Security Agreement ("Amendment") is entered into as of November 24, 1999, among SAMUELS JEWELERS, INC., a Delaware corporation (the "Borrower"), on the one hand, and the financial institutions listed on the signature pages hereof (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), and FOOTHILL CAPITAL CORPORATION, as Agent ("Agent"), on the other hand.

                                    RECITALS

         A. Borrower, Lenders and Agent have previously entered into that certain Loan and Security Agreement, dated as of October 2, 1998, as amended as of April 15, 1999 and August 30, 1999 (the "Agreement").

         B. Borrower has entered into that certain Stock Purchase Agreement, dated October 20, 1999, with Harry S. Cohen and Steven D. Singleton (as amended, the "Purchase Agreement") pursuant to which Borrower is acquiring all of the outstanding shares of capital stock of C&H Rauch, Inc., a Kentucky corporation ("Rauch").

         C. Concurrently with the closing of Borrower's purchase of Rauch pursuant to the Purchase Agreement, Borrower intends to merge Rauch with and into Borrower (the "Merger").

         D. Borrower, Lenders and Agent desire to consent to Borrower's purchase of Rauch and the Merger and to further amend the Agreement as provided for and on the conditions herein.

         NOW, THEREFORE, Borrower, Lenders and Agent hereby amend certain provisions of the Agreement as follows:

         1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

         2.       AMENDMENTS.

                  2.1 The following new definitions are added to Section 1.1 of the Agreement in appropriate alphabetical order:

                           "Excess Availability" means, as of the date of
                  determination: Borrower's unrestricted cash and cash equivalents, plus Availability, less accounts payable that are aged in excess of levels approved by Foothill.

                           "Permitted Rauch Notes Payments" means payments of
                  regularly scheduled interest under the Rauch Notes as provided under the terms of such notes in effect on November 24, 1999, plus payments of principal pursuant to the terms of such notes (including at the regularly scheduled maturity thereof) in effect on November 24, 1999, so long as at the time of such payment (a) no Event of Default is currently in existence, and
                  (b) after taking such payment into account Borrower would have (and would have had at all times during the 30 days preceding such payment) Excess Availability of not less than $5,000,000.

                           "Rauch Notes" means, collectively, those certain 3
                  promissory notes, each dated as of November 24, 1999, by Borrower in favor of Harry S. Cohen and Steven D. Singleton, in the aggregate outstanding principal amounts of [$6,000,000].

                  2.2 Section 7.1 (b) of the Agreement is amended to read as follows:

                           "(b) Indebtedness set forth on Schedule 7.1 and the
                  Rauch Notes;"

                  2.3 Section 7.8 (a) of the Agreement is amended to read as follows:

                           "(a) Prepay, redeem, retire, defease, purchase or
                  otherwise acquire any Indebtedness owing to any third Person other than (i) Permitted Rauch Notes Payments, and (ii) the Obligations, in accordance with this Agreement, and"

                  2.4 Section 7.20 (b) of the Agreement is amended to read as follows:

                           "(b) Tangible Net Worth. A Tangible Net Worth of at
                  least the following amounts as of the last day of the fiscal quarters of Borrower ending on or about the last day of the following months:

                  Month                              Minimum Tangible Net Worth
                  -----                              --------------------------
                  November 1999                      $14,500,000
                  February 2000                      $24,000,000
                  May 2000                           $23,000,000
                  August 2000                        $21,000,000
                  November 2000                      $20,000,000
                  February 2001                      $31,500,000
                  May 2001                           $31,500,000
                  August 2001                        $29,500,000

                  2.5 Section 7.21 of the Agreement is amended to read as follows:

                           7.21 CAPITAL EXPENDITURES. Make capital expenditures
                  in any fiscal year in excess of the following amounts for the following Fiscal Years (each a "Capital Budget"):

                                    (a) $11,500,000  in Borrower's  Fiscal Year
                  ending 2000; and

                                    (b) for each of Borrower's Fiscal Years
                  commencing with its Fiscal Year ending 2001, $7,500,000 plus 50% of the unused portion of the prior Fiscal Year's Capital Budget.

                  2.6 Section 8.11 of the Agreement is hereby amended to read as follows:

                           "If Borrower makes any payment on the Rauch Notes
                  other than a Permitted Rauch Notes Payment, or if Borrower makes any payment on account of Indebtedness that has been contractually subordinated in right of payment to the payment of the Obligations, except to the extent such payment is permitted by the terms of the subordination provisions applicable to such Indebtedness;"

                  2.7 Schedule E-1 of the Agreement is amended in its entirety as set forth on Schedule E-1 to this Amendment.

                  2.8 Agent and Lenders hereby consent to Borrower's purchase of Rauch in accordance with the terms of the Purchase Agreement and the Merger of Rauch into Borrower.

                  2.9 Borrower agrees to do each of the following within 45 days of the completion of the Merger of Rauch into Borrower: (i) deliver to Agent a reviewed opening balance sheet for the Borrower reflecting the combined entities; and (ii) terminate any depositary or cash collection accounts maintained with BankBoston respecting Collections for any of the C. H. Rauch retail store locations, and commence forwarding all such Collections through the cash management system currently in place with respect to the other retail store locations of Borrower, and in conformity with Section 2.8 of the Loan Agreement. Failure to comply with either of these conditions shall be an Event of Default under the Loan Agreement.

         3. REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Lenders and Agent that all of Borrower's representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof (except to the extent such representations and warranties relate solely to an earlier date).

         4. DEFAULTS; WAIVER. Borrower hereby affirms to Lenders and Agent that no Default or Event of Default exists as of the date hereof.

         5. CONDITIONS PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon the following:

                  (a) Receipt by Agent of fully executed copies of this Amendment;

                  (b) Receipt by Agent of evidence satisfactory to Agent that:
(i) the purchase of Rauch by Borrower has been consummated in accordance with the Purchase Agreement and (ii) the Merger has been completed; and

                  (c) Payment of a fee to Agent, for the pro rata account of Lenders, in the amount of $50,000.

         6. COSTS AND EXPENSES. Borrower shall pay to Agent all of Agent's out-of-pocket costs and expenses (including, without limitation, the reasonable fees and expenses of its counsel, which counsel may include any local counsel reasonably deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and any related documents.

         7. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended, modified, and supplemented hereby, shall remain in full force and effect.

         8. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                             SAMUELS JEWELERS, INC.,
                             a Delaware corporation

                             By:    /s/ DOUG BULLOCK
                                    --------------------------------------------
                             Title: Vice President
                                    --------------------------------------------


                             FOOTHILL CAPITAL CORPORATION,
                             a California corporation, as Agent and as a Lender

                             By:    /s/ ROBERT CASTINE
                                    --------------------------------------------
                             Title: Vice President
                                    --------------------------------------------


                             LASALLE BUSINESS CREDIT, INC.,
                             a Delaware corporation

                             By:    /s/ HERBERT M. KIDD, II
                                    --------------------------------------------
                             Title: S. V. P.
                                    --------------------------------------------


                             SUNROCK CAPITAL CORP.,
                             a Delaware corporation

                             By:    /s/ JOHN D. ERWIN
                                    --------------------------------------------
                             Title: S. V. P.
                                    --------------------------------------------